                   [FORTIS LOGO]

                      FORTIS
                  U.S. GOVERNMENT
                  SECURITIES FUND


                 Semi-Annual Report
                 January 31, 1996

                 (This page has been left blank intentionally.)

FORTIS U.S. GOVERNMENT SECURITIES FUND SEMI-ANNUAL REPORT

CONTENTS

LETTER TO SHAREHOLDERS                                         2

SCHEDULES OF INVESTMENTS                                       4

STATEMENTS OF ASSETS AND LIABILITIES                           6

STATEMENTS OF OPERATIONS                                       7

STATEMENTS OF CHANGES IN NET ASSETS                            8

NOTES TO FINANCIAL STATEMENTS                                  9

BOARD OF DIRECTORS AND OFFICERS                               11

PRODUCTS AND SERVICES                                         12

- TOLL-FREE PERSONAL ASSISTANCE

 - Shareholder Services

 - (800) 800-2638, Ext. 3012

 - 7:30 a.m. to 5:30 p.m. CST, M-Th

 - 7:30 a.m. to 5:00 p.m. CST, F

- TOLL-FREE INFORMATION LINE

 - For daily account balances,
   transaction activity or net asset
   value information

 - (800) 800-2638, Ext. 4344

 - 24 hours a day

FOR MORE INFORMATION ABOUT FORTIS FINANCIAL GROUP'S FAMILY OF PRODUCTS, CALL YOUR INVESTMENT REPRESENTATIVE OR THE HOME OFFICE AT (800) 800-2638.

TO ORDER PROSPECTUSES OR SALES LITERATURE FOR ANY FORTIS PRODUCT, CALL (800) 800-2638, EXT. 4579.

HIGHLIGHTS

FOR THE SIX-MONTH PERIOD ENDED JANUARY 31, 1996:

                                           CLASS A     CLASS B     CLASS C     CLASS E     CLASS H
                                          ---------   ---------   ---------   ---------   ---------
NET ASSET VALUE PER SHARE:
  Beginning of period...................  $  9.02     $  9.02     $  9.01     $  9.02     $  9.02
  End of period.........................  $  9.31     $  9.30     $  9.30     $  9.32     $  9.31

DISTRIBUTIONS PER SHARE
  From net investment income............  $ 0.297     $ 0.267     $ 0.267     $ 0.309     $ 0.267

HOW TO USE THIS REPORT

For a quick overview of the funds' performance during the past twelve months, refer to the Highlights box below. The letter from the portfolio manager and president provides a more detailed analysis of the fund and financial markets.

The charts alongside the letter are useful because they provide more information about your investments. The top holdings charts show the types of securities in which the fund invests, and the pie chart shows a breakdown of the funds' assets by industry.

The performance chart graphically compares the funds' total return performance with a selected investment index. Remember, however, that an index may reflect the performance of securities the fund may not hold. Also, the index does not deduct investment advisory fees and other fund expenses, whereas your fund does. Individuals cannot buy an unmanaged index fund without incurring some charges and expenses.

This report is just one of several tools you can use to learn more about your investment in the Fortis Family of Mutual Funds. Your investment representative, who understands your personal financial situation, can best explain the features of your investment and how it's designed to help you meet your financial goals.

FORTIS U.S. GOVERNMENT SECURITIES FUND

                                 [Photo]

"It was critical I achieve my two goals: safety and income. I found what I was looking for in Fortis U.S. Government Securities Fund. It fit my needs perfectly."
                                                  Kay, Fortis Shareholder

DEAR SHAREHOLDER,

We are pleased to present the Fortis U.S. Government Securities Fund, semi-annual report for the period ended January 31, 1996, and extend a warm welcome to all new investors, including those who have moved from the former Fortis Advantage Government Total Return Portfolio.

ECONOMIC REVIEW AND
INVESTMENT STRATEGIES

Over the past six months, fixed income markets performed well. During this period, longer-term rates declined about 1 percent. The rally in bond prices has been caused by signs of an economic slowdown, combined with subdued inflation. The Federal Reserve confirmed the bond market's recognition of a slowdown by lowering short-term interest rates in July, December and, most recently, the first of February.

The consumer is showing some signs of spending fatigue, as indicated by reports from major retailers of poor holiday results, after generally small gains all year. In addition, job growth has been limited, jobless claims have drifted higher, help wanted advertising has declined and, in general, people feel the job market is tight.

These developments point to the likelihood that economic expansion will continue, but will probably lose rather than gain momentum as we move into the first half of 1996. In this environment, with inflation stable or decreasing, it is likely that monetary policy will be more accommodating: perhaps lowering the federal funds rate again later in the first or second quarter of 1996. Meanwhile, near term economic activity will be only nominally impacted by the outcome of the current budget compromise effort.

In our view, this economic background has been and continues to be extremely favorable for fixed income markets. As long as productivity continues to rise and labor cost increases remain minor, inflation should stay below 3 percent.

                              PORTFOLIO COMPOSITION BY INDUSTRY AS OF 1/31/96

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. Treasury Securities                            42.1%
FNMAs                                               27.5%
GNMAs                                               12.9%
FHLMCs                                               7.8%
Other Direct Federal Obligations                     5.8%
Receivables/Cash Equivalents                         2.9%
Other Government Agencies                            1.0%

TOP TEN HOLDINGS AS OF 1/31/96

                                                         Percent of
Bonds                                                    Net Assets
-------------------------------------------------------------------
 1.  U.S. Treasury Bond (8.125%) 2021                        10.9%
 2.  U.S. Treasury Bond (6.75%) 2000                          8.8%
 3.  U.S. Treasury Note (9.00%) 1998                          7.5%
 4.  FHLB Note (7.31%) 2004                                   5.8%
 5.  U.S. Treasury Note (8.75%) 1997                          5.6%
 6.  U.S. Treasury Note (8.875%) 1998                         4.6%
 7.  U.S. Treasury Note (8.25%) 1998                          4.5%
 8.  FNMA Note (7.65%) 2005                                   3.9%
 9.  GNMA (9.50%) 2019                                        3.4%
10.  FNMA (7.00%) 2025                                        3.2%

PORTFOLIO REVIEW

The changes within this portfolio reflect our positive outlook for the fixed income market. We extended the portfolio duration from 3.9 years at the end of July to 4.34 years, which was sustained through year-end. The duration extension was accomplished by reducing our mortgage-backed securities exposure while we increased our holdings of noncallable treasury notes and bonds.

We also increased the call protection of our mortgage-backed holdings by moving out of some of the currently callable securities into more call protected securities, which improved the portfolio's response to lower interest rates.

IN CLOSING

We appreciate your investment with Fortis, and look forward to serving your financial needs. If you have any questions, please call us or talk with your investment professional.

Sincerely,

     [SIGNATURE]
Dean C. Kopperud
President

      [SIGNATURE]
Howard G. Hudson
Vice President

FORTIS U.S. GOVERNMENT SECURITIES FUND CLASS E SERIES
Value of $10,000 invested February 1, 1986

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 FORTIS U.S. GOVERNMENT SECURITIES
               FUND
    AVERAGE ANNUAL TOTAL RETURN

                                            1 YEAR                5 YEAR               10 YEAR
Class E**                                         +14.65%                +7.23%                +8.29%
Class E*                                           +9.49%                +6.25%                +7.79%

                                             Lehman Bros.       U.S. Government
                                             Intermediate            Securities

                                           Gov't Index***          Fund Class E
2/1/86                                             10,000                 9,550
87                                                 11,338                10,811
88                                                 11,931                11,408
89                                                 12,510                12,040
90                                                 13,871                13,290
91                                                 15,449                14,934
92                                                 17,281                16,448
93                                                 19,005                18,070
94                                                 20,381                19,477
95                                                 20,178                18,467
96                                                 22,925                21,173

                   Semi-Annual period ended January 31

Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions and the reduction due to the maximum sales charge of 4.50%.
 ** These are the portfolios total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustment for sales charge.
*** An unmanaged index of government bonds with an average maturity of three to four years.
FORTIS U.S. GOVERNMENT
SECURITIES FUND
CLASS A, B, C AND H TOTAL RETURNS

                                                                     Since
                                                        1 Year     Inception+
                                                      ----------   ----------
  Class A shares*                                       +14.23%      +13.62%
  Class A shares**                                      +10.59%       +9.75%
  Class B shares@                                       +13.33%      +12.73%
  Class B shares@@                                       +9.73%       +9.13%
  Class C shares@                                       +13.33%      +12.74%
  Class C shares@@                                      +12.33%      +11.74%
  Class H shares@                                       +13.45%      +12.83%
  Class H shares@@                                       +9.85%       +9.23%

Past performance is not indicative of future performance. Total returns include reinvestment of all dividend and capital gains distributions. The performance of the separate classes will vary based on the differences in sales loads and distribution fees paid by shareholders investing in the different classes. Class A and E has a maximum sales charge of 4.50%, Class B and H have a CDSC of 4.00% if redeemed within two years of purchase, and Class C has a CDSC of 1.00% if redeemed within one year of purchase.

   * Without sales charge.
  ** With sales charge.
  @ Without CDSC.
@@ With CDSC. Assumes redemption on January 31, 1996.
   + Since November 14, 1994 -- Date shares were first offered to the public.

FORTIS U.S. GOVERNMENT SECURITIES FUND
Schedule of Investments
(Unaudited)
January 31, 1996

U.S. GOVERNMENT SECURITIES-97.05%

--------------------------------------------------------------------------------
 Principal                                                                                  Market
  Amount                                                                     Cost (a)     Value (b)
-----------                                                                ------------  ------------
             FEDERAL HOME LOAN MORTGAGE CORPORATION-7.79%
             MORTGAGE BACKED SECURITIES:
$15,691,921  8.00% 2001-2002.............................................  $ 16,084,219  $ 16,172,486
 5,409,129   9.00% 2022..................................................     5,752,270     5,698,176
 9,334,762   9.50% 2016..................................................    10,045,079     9,996,942
   392,270   10.50% 2015.................................................       421,813       430,271
   206,560   11.25% 2013.................................................       224,117       229,604
   904,908   11.50% 2015-2019............................................       985,324     1,008,972
 1,205,206   11.75% 2010-2015............................................     1,318,369     1,348,700
                                                                           ------------  ------------
                                                                             34,831,191    34,885,151
                                                                           ------------  ------------
             REMIC-PAC'S:
 2,013,596   9.00% Trust #136-D-PAC 2020.................................     2,023,664     2,078,230
                                                                           ------------  ------------
             TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION................    36,854,855    36,963,381
                                                                           ------------  ------------
                                                                           ------------  ------------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION-27.49%
             MORTGAGE BACKED SECURITIES:
 7,938,232   6.50% 2010..................................................     7,842,048     8,000,222
15,066,263   7.00% 2025..................................................    14,837,039    15,212,210
 8,977,157   7.25% 2005..................................................     9,290,171     9,470,541
20,310,384   7.50% 2022-2024.............................................    20,171,420    20,837,174
 1,611,041   8.00% 2025..................................................     1,542,068     1,669,944
   225,207   9.00% 2020..................................................       223,025       237,523
 2,028,917   9.75% 2020..................................................     2,188,694     2,201,056
 1,698,681   10.00% 2023.................................................     1,853,155     1,864,833
 1,483,866   10.50% 2012-2018............................................     1,577,855     1,641,062
   394,668   10.75% 2013.................................................       406,508       438,698
 4,068,918   11.00% 2015-2020............................................     4,373,416     4,545,743
   540,241   11.25% 2013.................................................       567,253       605,407
   382,066   12.00% 2014-2016............................................       406,787       432,570
   686,875   12.50% 2015.................................................       775,739       782,393
                                                                           ------------  ------------
                                                                             66,055,178    67,939,376
                                                                           ------------  ------------
             NOTES:
10,000,000   6.85% 2000 (e)..............................................    10,000,000    10,418,230
 9,000,000   7.40% 2004..................................................     9,476,700     9,921,339
16,750,000   7.65% 2005 (e)..............................................    16,879,211    18,740,989
13,000,000   8.50% 2005 (e)..............................................    13,453,900    14,140,685
                                                                           ------------  ------------
                                                                             49,809,811    53,221,243
                                                                           ------------  ------------
             REMIC-PAC'S:
 2,207,803   7.50% Trust # 1991-136G 2019................................     2,289,561     2,215,903
 6,500,000   9.00% Trust # 1991-39J 2021.................................     6,638,125     7,064,193
    42,284   13.50% Trust # 1989-98G 2017................................        49,102        42,631
                                                                           ------------  ------------
                                                                              8,976,788     9,322,727
                                                                           ------------  ------------
             TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION.................   124,841,777   130,483,346
                                                                           ------------  ------------
                                                                           ------------  ------------
             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION-12.86%
             MORTGAGE BACKED SECURITIES:
 9,825,538   7.00% 2024..................................................     9,677,019     9,957,564
 7,916,920   7.50% 2022..................................................     7,931,764     8,149,480
17,043,127   9.00% 2016-2022.............................................    17,912,104    17,958,873
22,474,845   9.50% 2017-2019.............................................    23,473,408    23,862,738
   951,119   11.00% 2015-2018............................................     1,024,790     1,050,987
    65,732   11.25% 2015.................................................        69,802        73,743
                                                                           ------------  ------------
                                                                             60,088,887    61,053,385
                                                                           ------------  ------------

--------------------------------------------------------------------------------

 Principal                                                                                  Market
  Amount                                                                     Cost (a)     Value (b)
-----------                                                                ------------  ------------
             OTHER DIRECT FEDERAL OBLIGATIONS-5.78%
             FEDERAL HOME LOAN BANK:
$25,150,000  7.31% 2004..................................................  $ 25,062,544  $ 27,445,943
                                                                           ------------  ------------
             OTHER GOVERNMENT AGENCIES-0.99%
             RESOLUTION FUNDING CORPORATION:
15,000,000   7.42% Zero Coupon Strip (c).................................     3,912,127     4,668,285
                                                                           ------------  ------------
             U.S. TREASURY SECURITIES-42.14%
             BOND:
40,950,000   8.125% 2021 (e).............................................    46,975,252    51,558,548
                                                                           ------------  ------------
             NOTES:
39,730,000   6.75% 2000 (e)..............................................    40,657,046    41,977,169
   750,000   7.875% 1996 (e).............................................       759,492       750,702
20,000,000   8.25% 1998 (e)..............................................    22,813,281    21,468,720
25,000,000   8.75% 1997 (e)..............................................    27,978,516    26,507,775
20,000,000   8.875% 1998 (e).............................................    21,665,625    21,950,000
33,000,000   9.00% 1998 (e)..............................................    35,873,438    35,794,638
                                                                           ------------  ------------
                                                                            149,747,398   148,449,004
                                                                           ------------  ------------
             TOTAL U.S. TREASURY SECURITIES..............................   196,722,650   200,007,552
                                                                           ------------  ------------
             TOTAL U.S. GOVERNMENT SECURITIES............................  $447,482,840  $460,621,892
                                                                           ------------  ------------
                                                                           ------------  ------------

SHORT-TERM INVESTMENTS-1.96%

--------------------------------------------------------------------------------
Principal                                                                    Market
  Amount                                                                   Value (b)
----------                                                                ------------
            INVESTMENT COMPANY-1.96%
$9,320,460  Federated Treasury Obligation Fund, Current rate -- 5.70%...  $  9,320,460
                                                                          ------------
            TOTAL INVESTMENTS IN SECURITIES (COST: $456,803,300) (A)....  $469,942,352
                                                                          ------------
                                                                          ------------

 (a) At January 31, 1996, the cost of securities for federal income tax purposes was $456,919,048 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

          Unrealized appreciation...........................  $16,337,715
          Unrealized depreciation...........................   (3,314,411)
          ---------------------------------------------------------------
          Net unrealized appreciation.......................  $13,023,304
          ---------------------------------------------------------------

 (b) See Note A of accompanying Notes to Financial Statements regarding valuation of securities.
 (c) The interest rate disclosed for these securities represents the original issue discount yields on the date of acquisition.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets.
 (e) Security is fully or partially on loan at January 31, 1996. See Note A of accompanying Notes to Financial Statements.

FORTIS U.S. GOVERNMENT SECURITIES FUND

Statement of Assets and Liabilities

(Unaudited)

January 31, 1996

--------------------------------------------------------------------------------
ASSETS
  Investments in securities, as detailed in the accompanying schedules, at market (cost $456,803,300) (Note A).........................................  $469,942,352
  Collateral for securities lending transactions (Note A).......................   237,634,842
  Receivables:
    Investment securities sold..................................................        35,173
    Interest and dividends......................................................     5,813,678
    Subscriptions of capital stock..............................................        77,018
  Deferred registration costs (Note A)..........................................        36,741
  Prepaid expenses..............................................................        16,568
                                                                                  ------------
TOTAL ASSETS....................................................................   713,556,372
                                                                                  ------------
LIABILITIES
  Cash portion of dividends payable.............................................       805,843
  Payable upon return of securities loaned (Note A).............................   237,634,842
  Redemptions of capital stock..................................................       134,093
  Payable for investment advisory and management fees...........................       286,150
  Payable for distribution fees.................................................           738
  Accounts payable and accrued expenses.........................................        66,434
                                                                                  ------------
TOTAL LIABILITIES...............................................................   238,928,100
                                                                                  ------------
NET ASSETS
  Net proceeds of capital stock, par value $.01 per share- authorized
    10,000,000,000 shares.......................................................   515,310,100
  Unrealized appreciation of investments........................................    13,139,052
  Excess of distributions over net investment income............................       (70,794)
  Accumulated net realized loss from sale of investments........................   (53,750,086)
                                                                                  ------------
TOTAL NET ASSETS................................................................  $474,628,272
                                                                                  ------------
SHARES OUTSTANDING AND NET ASSET VALUE PER SHARE:
Class A shares (based on net assets of $14,314,193 and 1,536,916 shares
  outstanding)..................................................................         $9.31
                                                                                  ------------
Class B shares (based on net assets of $1,357,184 and 145,938 shares
  outstanding)..................................................................         $9.30
                                                                                  ------------
Class C shares (based on net assets of $606,165 and 65,162 shares
  outstanding)..................................................................         $9.30
                                                                                  ------------
Class E shares (based on net assets of $450,329,073 and 48,340,963 shares
  outstanding)..................................................................         $9.32
                                                                                  ------------
Class H shares (based on net assets of $8,021,657 and 861,982 shares
  outstanding)..................................................................         $9.31
                                                                                  ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS U.S. GOVERNMENT SECURITIES FUND

Statement of Operations

(Unaudited)

For the Six-Month Period Ended January 31, 1996

--------------------------------------------------------------------------------
NET INVESTMENT INCOME:
  Income
    Interest income.............................................................  $17,887,221
    Fee income (Note A).........................................................       93,075
                                                                                  ------------
  Total Income..................................................................   17,980,296
                                                                                  ------------
  Expenses:
    Investment advisory and management fees (Note B)............................    1,712,358
    Distribution fees (Class A) (Note B)........................................       12,044
    Distribution fees (Class B) (Note B)........................................        4,520
    Distribution fees (Class C) (Note B)........................................        2,386
    Distribution fees (Class H) (Note B)........................................       33,379
    Legal and auditing fees (Note B)............................................       33,698
    Custodian fees..............................................................       35,133
    Shareholders' notices and reports...........................................       49,824
    Registration fees...........................................................       45,776
    Directors' fees and expenses................................................       23,670
    Other.......................................................................       24,091
                                                                                  ------------
  Total Expenses................................................................    1,976,879
                                                                                  ------------
NET INVESTMENT INCOME...........................................................   16,003,417
                                                                                  ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE A):
  Net realized gain from security transactions..................................    6,006,876
  Net change in unrealized appreciation of investments in securities............    9,271,423
                                                                                  ------------
NET GAIN ON INVESTMENTS.........................................................   15,278,299
                                                                                  ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............................  $31,281,716
                                                                                  ------------

FORTIS U.S. GOVERNMENT SECURITIES FUND

Statement of Changes in Net Assets

--------------------------------------------------------------------------------
                                                                                    FOR THE
                                                                                   SIX-MONTH
                                                                                  PERIOD ENDED
                                                                                  JANUARY 31,       FOR THE
                                                                                      1996        YEAR ENDED
                                                                                  (UNAUDITED)    JULY 31, 1995
                                                                                  ------------  ---------------
OPERATIONS
  Net investment income.........................................................  $ 16,003,417  $    37,790,314
  Net realized gain (loss) from security transactions...........................     6,006,876      (33,680,898)
  Net change in unrealized appreciation of investments..........................     9,271,423       31,855,826
                                                                                  ------------  ---------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............................    31,281,716       35,965,242
                                                                                  ------------  ---------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A.....................................................................      (306,672)        (123,171)
    Class B.....................................................................       (27,133)         (11,070)
    Class C.....................................................................       (13,519)          (6,511)
    Class E.....................................................................   (15,516,281)     (37,768,650)
    Class H.....................................................................      (192,920)        (101,319)
  Excess distributions of net realized gains
    Class E.....................................................................            --          (56,382)
                                                                                  ------------  ---------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS.............................................   (16,056,525)     (38,067,103)
                                                                                  ------------  ---------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from sale of shares
    Class A (1,139,319 and 656,757 shares)......................................    10,446,224        5,829,103
    Class B (95,887 and 55,065 shares)..........................................       878,587          487,212
    Class C (41,899 and 36,045 shares)..........................................       383,945          318,057
    Class E (1,524,408 and 3,223,444 shares)....................................    13,953,565       28,470,321
    Class H (419,966 and 588,648 shares)........................................     3,839,728        5,220,767
  Proceeds from shares issued as a result of reinvested dividends
    Class A (26,372 and 10,355 shares)..........................................       243,576           92,733
    Class B (2,244 and 701 shares)..............................................        20,680            6,291
    Class C (994 and 507 shares)................................................         9,156            4,548
    Class E (1,131,218 and 2,842,973 shares)....................................    10,409,170       25,132,842
    Class H (15,231 and 8,959 shares)...........................................       140,235           80,178
  Less cost of repurchase of shares
    Class A (172,872 and 123,015 shares)........................................    (1,589,149)      (1,099,885)
    Class B (5,723 and 2,236 shares)............................................       (52,511)         (20,025)
    Class C (13,925 and 358 shares).............................................      (128,365)          (3,216)
    Class E (6,464,580 and 15,398,667 shares)...................................   (59,296,491)    (135,996,432)
    Class H (107,891 and 62,931 shares).........................................      (992,059)        (558,515)
                                                                                  ------------  ---------------
NET DECREASE IN NET ASSETS FROM SHARE TRANSACTIONS..............................   (21,733,709)     (72,036,021)
                                                                                  ------------  ---------------
TOTAL DECREASE IN NET ASSETS....................................................    (6,508,518)     (74,137,882)
NET ASSETS:
  Beginning of period...........................................................   481,136,790      555,274,672
                                                                                  ------------  ---------------
  End of period (includes excess of distributions over net investment income of
    $70,794 and $17,686, respectively)..........................................  $474,628,272  $   481,136,790
                                                                                  ------------  ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS U.S. GOVERNMENT SECURITIES FUND

Notes to Financial Statements

(Unaudited)

--------------------------------------------------------------------------------

A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: The fund is the only established series of Fortis Income Portfolios, Inc., an open-end diversified management investment company. The primary investment objective of the fund is to maximize total return (from current income and capital appreciation), while providing shareholders with a high level of current income consistent with prudent investment risk. This objective is sought principally by investment in debt securities issued, guaranteed, insured or collateralized by the U.S. Government, its agencies, or its instrumentalities. The Articles of Incorporation of Fortis Income Portfolios permit the Board of Directors to create additional portfolios in the future.

   The fund offers Class A, Class B, Class C, Class E and Class H shares. Class E shares are only available to existing shareholders on November 14, 1994. Class A and E shares are sold with a front-end sales charge. Class B and H shares are sold without a front-end sales charge and may be subject to a contingent deferred sales charge for six years, and such shares automatically convert to Class A after eight years. Class C shares are sold without a front-end sales charge and may be subject to a contingent deferred sales charge for one year. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of distribution fees charged differs between classes. Income, expenses (other than expenses incurred under each class's distribution agreement) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

   SECURITY VALUATION: Long-term debt securities are valued at current market prices on the basis of valuations furnished by an independent pricing service. Short-term investments with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost.

   SECURITIES PURCHASED ON A WHEN-ISSUED BASIS: Delivery and payment for securities that have been purchased by the fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities are subject to market fluctuations and the portfolio maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments. At January 31, 1996, there were no outstanding when-issued or forward commitments.

   SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME: Security transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized security gains and losses are determined using the identified cost method. For financial reporting purposes, the fund amortizes original issue discount. For bonds held in the fund prior to July 31, 1995, the fund does not amortize long-term bond premium or discount. For purchases on or after August 1, 1995, the fund does amortize long-term bond premium and discount.

   For the six-month period ended January 31, 1996, the cost of purchases and proceeds from sales of securities (other than short-term securities) aggregated $96,907,264 and $130,562,874, respectively.

   LENDING OF PORTFOLIO SECURITIES: At January 31, 1996, securities valued at $229,373,434 were on loan to brokers from the Fund. For collateral, the Fund's custodian received $237,634,842 in cash which is maintained in a separate account and invested by the custodian in short term investment vehicles. Fee income from securities lending amounted to $93,075 for the six-month period ended January 31, 1996. The risks to the Fund in security lending transactions are that the borrower may not provide additional collateral when required or return the securities when due and that the proceeds from the sale of investments made with cash collateral received will be less than amounts required to be returned to the borrowers.

   DEFERRED COSTS: Registration costs are deferred and charged to income over the registration period.

   FEDERAL TAXES: The fund intends to qualify, under the Internal Revenue Code, as a regulated investment company and if so qualified, will not have to pay federal income taxes to the extent its taxable net income is distributed. On a calendar year basis, the fund intends to distribute substantially all of its net investment income and realized gains, if any, to avoid the payment of federal excise taxes.

   Net investment income and net realized gains differ for financial statement and tax purposes primarily because of the recognition of market discount as ordinary income and the deferral of "wash sale" losses for tax purposes. The character of distributions made during the year from net investment income or net realized gains may, therefore, differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the fund. The effect on dividend distributions of certain current year permanent book-to-tax differences is reflected as excess distributions of net realized gains in the statements of changes in net assets.

   For federal income tax purposes the fund had a capital loss carryover of $59,084,201 at July 31, 1995, which, if not offset by subsequent capital gains, will expire in 2002 through 2004. It is unlikely the Board of Directors will authorize a distribution of any net realized gains until the available capital loss carryover has been offset or expired.

   INCOME AND CAPITAL GAINS DISTRIBUTIONS: Distributions from net investment income are declared daily and paid monthly. The fund will generally make annual distributions of any realized capital gains as required by law. These income and capital gains distributions may be reinvested in additional shares of the fund at net asset value or payable in cash without any charge to the shareholder.

B. PAYMENTS TO RELATED PARTIES: Fortis Advisers, Inc., is the investment adviser for the fund. Investment advisory and management fees are computed at an annual rate of .8% of the first $50 million of average daily net assets and .7% of net assets in excess of $50 million.

   In addition to the investment advisory and management fee, Classes A, B, C and H pay Fortis Investors, Inc., (the principal underwriter) distribution fees equal to .25% (Class A) and 1.00% (Class B, C and H) of average daily net assets (of the respective classes) on an annual basis, to be used to compensate those who sell shares of the fund and to pay certain other expenses of selling fund shares. Fortis Investors, Inc., also received sales charges (paid by purchasers or redeemers of the fund's shares) aggregating $184,692 for Class A, $719 for Class B, $910 for Class C, $15,073 for Class H, and $108,935 for Class E for the six-month period ended January 31, 1996.

   Legal fees and expenses aggregating $21,126 for the six-month period ended January 31, 1996, were paid to a law firm of which the secretary of the fund is a partner.

C. At the special shareholder's meeting of August 23, 1994, the Amended and Restated Articles of Incorporation were approved which allows the Fund to issue multiple class shares effective November 14, 1994.

FORTIS U.S. GOVERNMENT SECURITIES FUND

(Unaudited)

--------------------------------------------------------------------------------

D. FINANCIAL HIGHLIGHTS: Selected per share historical data was as follows:

                                                                              Class E
                                             -------------------------------------------------------------------------
                                                           Year Ended July 31,           Year Ended December 31,
                                                          ---------------------     ----------------------------------
                                             1996*            1995       1994**         1993         1992         1991
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period....     $   9.02     $   9.03     $   9.87     $   9.86     $  10.16     $   9.76
                                             --------     --------     --------     --------     --------     --------
Operations:
  Investment income-net.................          .31          .67          .42          .75          .84          .88
  Net realized and unrealized gains
    (losses) on investments.............          .30         (.01)        (.84)         .05         (.30)         .41
                                             --------     --------     --------     --------     --------     --------
Total from operations...................          .61          .66         (.42)         .80          .54         1.29
                                             --------     --------     --------     --------     --------     --------
Distribution to shareholders:
  From investment income-net............         (.31)        (.67)        (.42)        (.75)        (.84)        (.89)
  From realized gains...................           --           --           --         (.04)          --           --
                                             --------     --------     --------     --------     --------     --------
Total distributions to shareholders.....         (.31)        (.67)        (.42)        (.79)        (.84)        (.89)
                                             --------     --------     --------     --------     --------     --------
Net asset value, end of period..........     $   9.32     $   9.02     $   9.03     $   9.87     $   9.86     $  10.16
                                             --------     --------     --------     --------     --------     --------
Total Return @..........................         6.54%        7.71%       (4.29%)       8.31%        5.60%       13.90%
Net assets end of period (000s
 omitted)...............................     $450,329     $470,597     $555,275     $641,977     $587,996     $452,222
Ratio of expenses to average daily net
 assets.................................          .80%***      .77%         .77%***      .76%         .72%         .72%
Ratio of net investment income to
 average daily net assets...............         6.68%***     7.51%        7.72%***     7.43%        8.48%        8.88%
Portfolio turnover rate.................           21%          76%          85%         157%         128%          95%

   @ These are the Fund's total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.
   * For the six-month period ended January 31, 1996.
  ** For the seven-month period ended July 31, 1994.
 *** Annualized.

                                                 CLASS A               CLASS B               CLASS C               CLASS H
                                            ------------------    ------------------    ------------------    ------------------
                                             1996*      1995+      1996*      1995+      1996*      1995+      1996*      1995+
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period....    $  9.02    $ 8.63     $  9.02    $  8.63    $  9.01    $  8.63    $  9.02    $  8.63
                                            -------    -------    -------    -------    -------    -------    -------    -------
Operations:
  Investment income-net.................        .30       .46         .26        .41        .27        .41        .27        .41
  Net realized and unrealized gains
    (losses) on investments.............        .29       .39         .29        .39        .29        .38        .29        .39
                                            -------    -------    -------    -------    -------    -------    -------    -------
Total from operations...................        .59       .85         .55        .80        .56        .79        .56        .80
                                            -------    -------    -------    -------    -------    -------    -------    -------
Distribution to shareholders:
  From investment income-net............       (.30)     (.46 )      (.27)      (.41)      (.27)      (.41)      (.27)      (.41)
                                            -------    -------    -------    -------    -------    -------    -------    -------
Total distributions to shareholders.....       (.30)     (.46 )      (.27)      (.41)      (.27)      (.41)      (.27)      (.41)
                                            -------    -------    -------    -------    -------    -------    -------    -------
Net asset value, end of period..........    $  9.31    $ 9.02     $  9.30    $  9.02    $  9.30    $  9.01    $  9.31    $  9.02
                                            -------    -------    -------    -------    -------    -------    -------    -------
Total Return @..........................       6.38%    10.07%       5.87%      9.47%      5.87%      9.35%      5.87%      9.47%
Net assets end of period (000s
 omitted)...............................    $14,314    $4,909     $ 1,357    $   483    $   606    $   326    $ 8,022    $ 4,823
Ratio of expenses to average daily net
 assets.................................       1.05%**   1.02%**     1.80%**    1.77%**    1.80%**    1.77%**    1.80%**    1.77%**
Ratio of net investment income to
 average daily net assets...............       6.42%**   7.01%**     5.67%**    6.24%**    5.67%**    6.24%**    5.67%**    6.24%**
Portfolio turnover rate.................         21%       76%         21%        76%        21%        76%        21%        76%

   @ These are the Fund's total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.
   * For the six-month period ended January 31, 1996.
  ** Annualized.
   + For the period from November 14, 1994 (commencment of operations) to July
     31, 1995.

DIRECTORS AND OFFICERS

DIRECTORS     Richard W. Cutting         CPA AND FINANCIAL CONSULTANT
              Allen R. Freedman          CHAIRMAN, CHIEF EXECUTIVE OFFICER AND
                                           PRESIDENT, FORTIS, INC. MANAGING
                                           DIRECTOR OF FORTIS INTERNATIONAL,
                                           N.V.
              Dr. Robert M. Gavin        PRESIDENT, MACALESTER COLLEGE
              Benjamin S. Jaffray        CHAIRMAN, SHEFFIELD GROUP, LTD.
              Jean L. King               PRESIDENT, COMMUNI-KING
              Dean C. Kopperud           CHIEF EXECUTIVE OFFICER AND DIRECTOR,
                                           FORTIS ADVISERS, INC. PRESIDENT AND
                                           DIRECTOR, FORTIS INVESTORS, INC.
                                           SENIOR VICE PRESIDENT AND DIRECTOR,
                                           FORTIS BENEFITS INSURANCE COMPANY,
                                           SENIOR VICE PRESIDENT AND DIRECTOR,
                                           TIME INSURANCE COMPANY
              Edward M. Mahoney          PRIOR TO JANUARY, 1995, CHAIRMAN AND
                                           CHIEF EXECUTIVE OFFICER, FORTIS
                                           ADVISERS, INC. AND FORTIS INVESTORS,
                                           INC.
              Thomas R. Pellett          PRIOR TO JANUARY, 1991, SENIOR VICE
                                           PRESIDENT-ADMINISTRATION AND
                                           CORPORATE AFFAIRS, AND DIRECTOR, PET
                                           INC.
              Robb L. Prince             PRIOR TO JULY, 1995, VICE PRESIDENT AND
                                           TREASURER,
                                           JOSTENS, INC.
              Leonard J. Santow          PRINCIPAL, GRIGGS & SANTOW, INC.
              Joseph M. Wikler           INVESTMENT CONSULTANT AND PRIVATE
                                           INVESTOR, PRIOR TO JANUARY, 1994,
                                           DIRECTOR OF RESEARCH, CHIEF
                                           INVESTMENT OFFICER, PRINCIPAL, AND
                                           DIRECTOR, THE ROTHSCHILD CO.

OFFICERS

Dean C. Kopperud
  PRESIDENT AND DIRECTOR
Robert W. Beltz, Jr.
  VICE PRESIDENT
James S. Byrd
  VICE PRESIDENT
Charles J. Dudley
  VICE PRESIDENT
Thomas D. Gualdoni
  VICE PRESIDENT
Maroun M. Hayek
  VICE PRESIDENT
Howard G. Hudson
  VICE PRESIDENT
Robert C. Lindberg
  VICE PRESIDENT
Larry A. Medin
  VICE PRESIDENT
Kevin J. Michels
  VICE PRESIDENT
Jon H. Nicholson
  VICE PRESIDENT
Fred Obser
  VICE PRESIDENT
Dennis M. Ott
  VICE PRESIDENT
David A. Peterson
  VICE PRESIDENT
Nicholas L. M. de Peyster
  VICE PRESIDENT
Stephen M. Poling
  VICE PRESIDENT
Stephen M. Rickert
  VICE PRESIDENT
Richard P. Roche
  VICE PRESIDENT
Anthony J. Rotondi
  VICE PRESIDENT
Rhonda J. Schwartz
  VICE PRESIDENT
Keith R. Thomson
  VICE PRESIDENT
Christopher J. Woods
  VICE PRESIDENT
Gary N. Yalen
  VICE PRESIDENT
Michael J. Radmer
  SECRETARY
Tamara L. Fagely
  TREASURER

INVESTMENT MANAGER, REGISTRAR   Fortis Advisers, Inc.
AND TRANSFER AGENT              BOX 64284, ST. PAUL, MINNESOTA 55164

PRINCIPAL UNDERWRITER           Fortis Investors, Inc.
                                BOX 64284, ST. PAUL, MINNESOTA 55164

CUSTODIAN                       First Bank National Association
                                MINNEAPOLIS, MINNESOTA

GENERAL COUNSEL                 Dorsey & Whitney LLP
                                MINNEAPOLIS, MINNESOTA

INDEPENDENT AUDITORS            KPMG Peat Marwick LLP
                                MINNEAPOLIS, MINNESOTA

The use of this material is authorized only when preceded or accompanied by a prospectus.

FORTIS FINANCIAL GROUP'S OTHER PRODUCTS AND SERVICES

MUTUAL FUNDS/PORTFOLIOS
CONVENIENT ACCESS TO A BROAD RANGE
OF SECURITIES

Fortis Bond Funds
  FORTIS MONEY FUND
  FORTIS U.S. GOVERNMENT SECURITIES FUND
  FORTIS TAX-FREE MINNESOTA PORTFOLIO
  FORTIS TAX-FREE NATIONAL PORTFOLIO
  FORTIS TAX-FREE NEW YORK PORTFOLIO
  FORTIS HIGH YIELD PORTFOLIO

Fortis Stock Funds
  FORTIS ASSET ALLOCATION PORTFOLIO
  FORTIS GROWTH AND INCOME FUND
  FORTIS VALUE FUND
  FORTIS CAPITAL FUND
  FORTIS FIDUCIARY FUND
  FORTIS GROWTH FUND
  FORTIS CAPITAL APPRECIATION PORTFOLIO
  FORTIS GLOBAL GROWTH PORTFOLIO

FIXED AND VARIABLE ANNUITIES
TAX-DEFERRED INVESTING

Fortis Opportunity Fixed
  & Variable Annuity
Masters Variable Annuity
  FIXED ACCOUNT
  MONEY MARKET
  U.S. GOVERNMENT SECURITIES
  DIVERSIFIED INCOME
  GLOBAL BOND
  HIGH YIELD
  ASSET ALLOCATION
  GLOBAL ASSET ALLOCATION
  GROWTH & INCOME
  GLOBAL GROWTH
  GROWTH STOCK
  INTERNATIONAL STOCK
  AGGRESSIVE GROWTH

Fortune Fixed Annuities
  SINGLE PREMIUM ANNUITY
  FLEXIBLE PREMIUM ANNUITY

Income Annuities
  GUARANTEED FOR LIFE
  GUARANTEED FOR A SPECIFIED PERIOD

VARIABLE UNIVERSAL LIFE
INSURANCE PROTECTION AND TAX-DEFERRED INVESTMENT OPPORTUNITY

Wall Street Series VUL 100, 220 & 500,
Harmony
  FIXED ACCOUNT
  MONEY MARKET
  U.S. GOVERNMENT SECURITIES
  DIVERSIFIED INCOME
  GLOBAL BOND
  HIGH YIELD
  ASSET ALLOCATION
  GLOBAL ASSET ALLOCATION
  GROWTH & INCOME
  GROWTH STOCK
  GLOBAL GROWTH
  INTERNATIONAL STOCK
  AGGRESSIVE GROWTH

Adaptable Life
Universal Life

[FORTIS LOGO]

THE FORTIS FINANCIAL GROUP manages and distributes mutual funds, annuities and life insurance products. The mutual funds, variable life and variable annuity products are distributed through FORTIS INVESTORS, INC. and managed by FORTIS ADVISERS, INC. The insurance products are issued by FORTIS BENEFITS INSURANCE COMPANY and TIME INSURANCE COMPANY.

FOR MORE COMPLETE INFORMATION, INCLUDING CHARGES AND EXPENSES, SEND FOR A PROSPECTUS. WRITE TO: FORTIS INVESTORS, INC., P.O. BOX 64284, ST. PAUL, MN 55164. READ IT CAREFULLY BEFORE INVESTING OR SENDING MONEY.

                 (This page has been left blank intentionally.)

Fortis Financial Group

Fortis Financial Group (FFG) is a premier provider of insurance and investment portfolios whose fund manager, Fortis Advisers, Inc., has established a nationwide reputation for money management. Through Fortis Investors, Inc., FFG offers mutual funds, annuities and variable universal life insurance. Traditional life insurance products are issued and underwritten by Time Insurance Company and Fortis Benefits Insurance Company.

FFG is part of Fortis, Inc., a financial services company which owns or manages approximately $10 billion in assets. Fortis, Inc., is an affiliate of Fortis, a worldwide, diversified financial services group jointly owned by Fortis AMEV of the Netherlands and Fortis AG of Belgium with worldwide assets in excess of $125 billion.

Like the Fortis name, which comes from the Latin for steadfast, our focus is on the long-term in all we do: the relationships we build, the performance we seek, the service we provide and the products we offer.




[FORTIS LOGO]                                                   ---------------
FORTIS FINANCIAL GROUP                                             Bulk Rate
P.O. Box 64284                                                     US Postage
St. Paul, MN 55164                                                    PAID
                                                                Permit No. 3794
                                                                Minneapolis, MN
FORTIS U.S. GOVERNMENT                                          ---------------
SECURITIES FUND



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